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Exhibit 10.45

FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT (this "Amendment"), dated as of June 27, 2002, is entered into among HEALTH NET, INC., a Delaware corporation (the "Borrower"), the Lenders identified on the signature pages hereto (the "Lenders"), and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement described below.

W I T N E S S E T H

        WHEREAS, the Borrower, the Lenders, and the Administrative Agent entered into that certain 364-Day Credit Agreement dated as of June 28, 2001 (the "Existing Credit Agreement"); and

        WHEREAS, the Borrower has requested to extend the Commitment Termination Date for an additional 364 day period, and certain Lenders party to the Existing Credit Agreement have agreed to extend their respective Commitments and amend the Existing Credit Agreement in accordance with such request and as provided herein.

        NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

PART 1
DEFINITIONS

        SUBPART 1.1    Certain Definitions.    Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

        "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

        "Amendment No. 1 Effective Date" is defined in Subpart 3.1.

        SUBPART 1.2    Other Definitions.    Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART 2
AMENDMENTS TO EXISTING CREDIT AGREEMENT

        Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 2.

        SUBPART 2.1    Amendments to Section 1.01.    The definition of "Commitment Termination Date" set forth in Section 1.01 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

        "Commitment Termination Date" shall mean the date 364 days following June 27, 2002.

        SUBPART 2.2    Amendments to Schedule 2.01.    Schedule 2.01 of the Existing Credit Agreement is hereby replaced with Schedule 2.01 attached hereto.

PART 3
CONDITIONS TO EFFECTIVENESS

        SUBPART 3.1    Amendment No. 1 Effective Date.    This Amendment shall be and become effective as of the date hereof (the "Amendment No. 1 Effective Date") when all of the conditions set forth in this Part 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the "Amendment ".

        SUBPART 3.2    Execution of Counterparts of Amendment.    The Administrative Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Administrative Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Lenders, and the Administrative Agent.

        SUBPART 3.3    Fees and Expenses.    The Borrower has paid all fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and the other transactions contemplated herein including, without limitation, the reasonable legal fees and expenses of Moore & Van Allen, counsel to the Administrative Agent.

        SUBPART 3.4    Other Items.    The Administrative Agent shall have received such other documents, agreements or information which may be reasonably requested by the Administrative Agent.

PART 4
MISCELLANEOUS

        SUBPART 4.1    Representations and Warranties.    The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Credit Agreement and (b) the representations and warranties set forth in Section 3 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

        SUBPART 4.2    Reaffirmation of Obligations.    The Borrower hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective obligations under the Credit Agreement.

        SUBPART 4.3    Cross-References.    References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

        SUBPART 4.4    Instrument Pursuant to Existing Credit Agreement.    This Amendment is executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

        SUBPART 4.5    References in Other Credit Documents.    At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment.

        SUBPART 4.6    Counterparts/Telecopy.    This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

        SUBPART 4.7    Governing Law.    THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES).

        SUBPART 4.8    Successors and Assigns.    This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        SUBPART 4.9    General.    Except as amended hereby, the Existing Credit Agreement and all other credit documents shall continue in full force and effect.

        [Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the 364-Day Credit Agreement as of the date first above written.

BORROWER:	HEALTH NET, INC., a Delaware corporation
	By:	/s/ MICHAEL P. WHITE

	Name:	Michael P. White

	Title:	SVP & Treasurer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.
	By:	/s/ JOSEPH L. CORAH

	Name:	Joseph L. Corah

	Title:	Principal

LENDERS:	BANK OF AMERICA, N.A.
	By:	/s/ JOSEPH L. CORAH

	Name:	Joseph L. Corah

	Title:	Principal

JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank)
By:	/s/ DAWN LEE LUM

Name:	Dawn Lee Lum

Title:	Vice President

FLEET NATIONAL BANK
By:	/s/ JUDI N. CYR

Name:	Judi N. Cyr

Title:	Vice President

MIZUHO CORPORATE BANK, LTD. (successor to The Fuji Bank, Limited, The Industrial Bank of Japan, Limited and The Dai-Ichi Kangyo Bank, Ltd., respectively)
By:	/s/ MASAHITO FUKUDA

Name:	Masahito Fukuda

Title:	Sr. Vice President & G.H.

CITICORP USA, Inc.
By:	/s/ PETER C. BICKFORD

Name:	Peter C. Bickford

Title:	Vice President

THE BANK OF NOVA SCOTIA
By:	/s/ R.P. REYNOLDS

Name:	R.P. Reynolds

Title:	Director

SUMITOMO MITSUI BANKING CORPORATION
By:	/s/ AL GALLUZZO

Name:	Al Galluzzo

Title:	Senior Vice President

THE BANK OF NEW YORK
By:	/s/ REBECCA K. LEVINE

Name:	Rebecca K. Levine

Title:	Vice President

WELLS FARGO BANK, N.A.
By:	/s/ LUCY NIXON

Name:	Lucy Nixon

Title:	Vice President

UNION BANK OF CALIFORNIA, N.A.
By:	/s/ PHILIP M. ROESNER

Name:	Philip M. Roesner

Title:	Vice President

CREDIT LYONNAIS NEW YORK BRANCH
By:	/s/ CHARLES HEIDSIECK

Name:	Charles Heidsieck

Title:	Senior Vice President

SCHEDULE 2.01

COMMITMENTS
(364-Day Credit Agreement)

Lender	Commitment Amount	Commitment Percentage
Bank of America, N.A.	$28,500,000	16.285714285%
The Chase Manhattan Bank	$28,500,000	16.285714285%
Fleet National Bank	$28,000,000	16.000000000%
Citicorp, USA	$25,000,000	14.285714285%
The Bank of Nova Scotia	$15,000,000	8.571428571%
The Bank of New York	$10,000,000	5.714285714%
Wells Fargo Bank	$10,000,000	5.714285714%
Union Bank of California, N.A.	$10,000,000	5.714285714%
Mizuho Corporate Bank, Ltd.	$7,500,000	4.285714285%
Sumitomo Mitsui Banking Corporation	$7,500,000	4.285714285%
Credit Lyonnais New York Branch	$5,000,000	2.857142857%
Total:	$175,000,000	100.000000000%

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FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT